UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2653

Dreyfus Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/06

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
26	Notes to Financial Statements
30	Information About the Review and Approval
of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Municipal
Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Bond Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

Municipal bonds continued to rally over the past six months despite steadily rising short-term interest rates, primarily due to robust investor demand for a more limited supply of newly issued securities. However, the Federal Reserve Board’s (the “Fed”) sustained moves toward a less accommodative monetary policy generally benefited longer-maturity bonds more than short- and intermediate-term securities during the reporting period.As a result, yield differences between two-year and 20-year high-grade municipal bonds narrowed to less than one percentage point as of the end of the reporting period, which was steeper than the Treasury curve but considerably narrower than historical norms.

Our chief economist, Richard Hoey, currently expects continued U.S. economic growth, which may provide further support to the improving fiscal conditions of many states and municipalities. However, with interest rates at higher levels and the U.S. housing market likely to cool, the U.S. economic expansion may become more balanced, relying less on consumer spending and more on corporate capital investment, exports and non-residential construction. In addition, despite fourteen consecutive Fed rate hikes, we expect businesses to continue to have ample access to the capital they need to grow, and inflationary pressures may increase moderately due to tighter labor markets and robust demand for goods and services. Clearly, changes in the economic climate might benefit some areas of the financial markets more than others, and your financial advisor can discuss investment options that may be suitable for you in this environment.

For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Senior Portfolio Manager

How did Dreyfus Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2006, the fund achieved a total return of 0.91% .1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 0.99% for the same period.2

We attribute these results to low inflation, moderating energy prices, signs of an end to the housing boom and robust investor demand, which prevented longer-term yields from rising as much as short-term interest rates and helped to support longer-term bond prices.The fund produced a return that was roughly in line with its benchmark, even after accounting for fund fees and expenses that are not reflected in the benchmark’s performance.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.The fund will invest at least 75% of its assets in municipal bonds rated A or better or the unrated equivalent as determined by Dreyfus. The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality (“high yield” or “junk” bonds).The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest rate environment and the municipal bond’s

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

potential volatility under different interest rate scenarios. We focus on bonds with the potential to offer attractive current income or that are trading at attractive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund’s allocation to either discount bonds or premium bonds will change along with our changing views of the current interest rate and market environments.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

As has been the case for some time now, the reporting period was characterized by rising short-term interest rates and surprisingly stable longer-term rates. The Federal Reserve Board (the “Fed”) implemented four more increases in the overnight federal funds rate, driving it to 4.5% by the reporting period’s end. Short-term municipal bond yields rose along with the Fed’s interest-rate target.While longer-term bond yields also climbed somewhat, they rose less than short-term yields, contributing to a further narrowing of yield differences (known as “spreads”) between the short and long ends of the market’s maturity range. In fact, the market ended the reporting period with a spread of just 91 basis points between similarly rated investment-grade municipal bonds with two-year maturities and 30-year municipal bonds.

The fund began the reporting period positioned to potentially take advantage of the anticipated narrowing of yield spreads by focusing on longer-term holdings and maintaining relatively light exposure to bonds in the short- to intermediate-term maturity range.This narrowing of spreads in fact occurred, and the strategy enabled the fund to participate more fully in the relative performance strength at the longer end of the maturity range while avoiding weakness at the shorter end.

In addition, the fund continued to derive strong income returns from its core holdings of seasoned municipal bonds, many of which were purchased when prevailing yields were higher than today. The fund

4

received especially strong contributions to its performance from lower-rated securities. Bonds issued by the airline industry began the reporting period under pressure due to soaring energy costs, but they subsequently rallied when the industry consolidated and fuel prices moderated. Bonds backed by the states’ settlement of litigation with U.S. tobacco companies gained value as the tobacco industry’s legal climate improved. Finally, other corporate-backed bonds rallied as investors recognized that business fundamentals in most industries remained sound.

What is the fund’s current strategy?

As of the end of the reporting period, it appears that the Fed is not yet finished with its moves toward a less accommodative monetary policy. With one or more additional rate hikes likely, we have maintained our strategy of emphasizing longer-term bonds over shorter-term securities. However, we are mindful that the Fed may soon pause in its credit tightening campaign to assess the impact of its previous actions and prevailing economic conditions. Accordingly, we recently reduced the fund’s average duration — a measure of sensitivity to changing interest rates — toward a neutral posture, and we are prepared to change our yield-curve positioning as the Fed’s intentions become clearer.

March 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect, which may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006

Expenses paid per $1,000 †	$ 3.54
Ending value (after expenses)	$1,009.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2006

Expenses paid per $1,000 †	$ 3.56
Ending value (after expenses)	$1,021.27

† Expenses are equal to the fund’s annualized expense ratio of .71%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

	Principal
Long-Term Municipal Investments—96.1%	Amount ($)	Value ($)

Alabama—5.3%
Alabama Housing Finance Authority, SFMR
6.10%, 10/1/2027 (Collateralized; GNMA)	2,695,000	2,775,203
Alabama Public School and College Authority:
8.353%, 7/1/2015	11,760,000 [a,b]	13,471,080
(Capital Improvement)
5.50%, 7/1/2019	29,250,000	31,315,635
Courtland Industrial Development Board, EIR
(International Paper Co.) 6.25%, 8/1/2025	8,000,000	8,529,280
Jefferson County, Limited Obligation School Warrants:
5.25%, 1/1/2019	23,000,000	24,661,520
5.25%, 1/1/2020	20,000,000	21,417,200
5.50%, 1/1/2021	5,000,000	5,451,100
Alaska—1.1%
Alaska Energy Authority, Power Revenue
(Bradley Lake) 6%, 7/1/2017 (Insured; FSA)	5,730,000	6,706,392
Alaska Housing Finance Corp.
9.10%, 12/1/2019 (Insured; MBIA)	6,940,000 [a,b]	7,317,605
Anchorage, Electric Utility Revenue
6.50%, 12/1/2015 (Insured; MBIA)	6,135,000	7,423,289
Arizona—1.8%
The Industrial Development Authority of the County of
Apache, PCR (Tucson Electric Power Co. Project):
5.85%, 3/1/2028	7,750,000	7,752,635
5.875%, 3/1/2033	28,570,000	28,580,285
California—12.8%
California:
Economic Recovery:
5%, 7/1/2016	14,500,000	15,528,775
5%, 7/1/2017	18,500,000	19,789,265
GO:
5%, 3/1/2015	17,460,000	18,863,086
5%, 6/1/2022	13,460,000	14,293,982
5%, 8/1/2022	7,920,000	8,418,247
5.50%, 4/1/2028	11,260,000	12,524,273
5.50%, 4/1/2030	5,000,000	5,557,000
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds:
(Kern County Tobacco Funding Corp.)
6.25%, 6/1/2037	6,100,000	6,477,956
(Los Angeles County Securitization Corp.)
0/5.70%, 12/1/2010	10,000,000 [c]	7,797,700

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

California (continued)
California Department of Water Resource, Revenue:
Power Supply:
5.125%, 5/1/2012	20,500,000 [d]	22,430,690
5.125%, 5/1/2012 (Insured; FGIC)	21,090,000 [d]	23,076,256
Water (Central Valley Project):
5.50%, 12/1/2011	1,280,000 [d]	1,412,250
5.50%, 12/1/2016	6,390,000	7,022,610
California Public Works Board, LR:
(Department of Mental Health-Coalinga)
5.125%, 6/1/2029	7,000,000	7,315,700
(Various University of California Projects)
5.50%, 6/1/2014	9,750,000	10,743,330
Chula Vista, IDR
(San Diego Gas and Electric)
5.50%, 12/1/2021	10,000,000	10,926,700
Golden State Tobacco Securitization Corp.,
Enhanced Tobacco Settlement Asset-Backed Bonds:
5.50%, 6/1/2013	28,495,000 [d]	31,613,493
5.50%, 6/1/2013 (Insured; FGIC)	14,000,000 [d]	15,532,160
5%, 6/1/2045	15,000,000	15,418,650
Los Angeles Community College District, GO
5%, 8/1/2025 (Insured; FSA)	5,000,000	5,334,600
Connecticut—1.3%
Connecticut Resource Recovery Authority,
(American Fuel Co. Project)
6.45%, 11/15/2022	7,325,000	7,364,042
Mashantucket Western Pequot Tribe, Special Revenue:
6.40%, 9/1/2007	9,170,000 [b,d]	9,664,997
6.40%, 9/1/2011	9,330,000 [b]	9,627,907
Delaware—.1%
Delaware Housing Authority, Senior SFMR
6.45%, 1/1/2026	1,870,000	1,894,123
District of Columbia—.7%
District of Columbia Tobacco Settlement Financing Corp.,
Tobacco Settlement Asset-Backed Bonds
6.50%, 5/15/2033	12,855,000	14,990,858
Florida—2.8%
Florida Board of Education Capital Outlay
(Public Education) 5.50%, 6/1/2016	12,000,000	13,166,400

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Florida (continued)
Florida Department of Environmental Protection, Revenue
5.75%, 7/1/2013 (Insured; FGIC)	10,270,000	11,239,796
Orange County Health Facilities Authority,
Revenue (Orlando Regional Healthcare)
6%, 12/1/2012	2,090,000 [d]	2,370,708
Orlando Utilities Commission,
Water and Electric Revenue
6.75%, 10/1/2017	15,875,000	19,194,621
Tampa, Utility Tax and Special Revenue
5.75%, 10/1/2013 (Insured; AMBAC)	9,100,000	10,302,019
Georgia—5.1%
Atlanta Development Authority,
Student Housing Revenue
(ADA/CAU Partners Inc.)
6.25%, 7/1/2014 (Insured; ACA)	4,605,000	5,015,628
Augusta, Water and Sewer Revenue
5.25%, 10/1/2039 (Insured; FSA)	7,000,000	7,533,120
Chatham County Hospital Authority,
Improvement Revenue
(Memorial Health University)
5.75%, 1/1/2029	4,000,000	4,320,160
Fulton County Facilities Corp., COP
(Fulton County Georgia Public Purpose Project)
5.50%, 11/1/2018 (Insured; AMBAC)	11,630,000	12,607,036
Georgia:
5.80%, 11/1/2009	19,580,000 [d]	21,493,945
5.80%, 11/1/2009	20,000,000 [d]	21,955,000
5%, 7/1/2017	18,000,000	19,684,260
Milledgeville-Baldwin County Development Authority,
Revenue (Georgia College and State University
Foundation Property lll.
LLC Student Housing System Project)
5.625%, 9/1/2030	5,100,000	5,437,263
Private Colleges and Universities Authority, Revenue
(Mercer University Project)
5.75%, 10/1/2031	6,000,000	6,372,480
Hawaii—.7%
Hawaii 5.80%, 9/1/2009 (Insured; FSA)	14,000,000 [d]	15,191,820

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Idaho—.7%
Idaho Housing Agency, Multi-Family Housing
6.70%, 7/1/2024	8,300,000	8,339,591
Power County Industrial Development Corp.,
SWDR (FMC Corp. Project) 6.45%, 8/1/2032	4,750,000	5,031,200
Illinois—4.5%
Chicago O’Hare International Airport, Revenue:
General Airport Third Lien
5.75%, 1/1/2024 (Insured; FSA)	9,215,000	10,189,486
Special Facilities (American Airlines Inc. Project)
8.20%, 12/1/2024	6,970,000	6,937,590
Cook County 5.50%, 5/15/2011 (Insured; FGIC)	12,000,000 [d]	13,098,240
Illinois Educational Facilities Authority, Revenue
(Northwestern University) 5%, 12/1/2038	20,000,000	20,707,000
Illinois Finance Authority, Revenue
(Northwestern Memorial Hospital)
5.50%, 8/15/2043	22,310,000	23,993,959
Illinois Health Facilities Authority, Revenue
(Advocate Health Care Network)
6.125%, 11/15/2010	10,000,000 [d]	11,092,000
Illinois Housing Development Authority
(Multi-Family Program) 6.75%, 9/1/2021	4,610,000	4,616,823
Indiana—.6%
Indiana Transportation Finance Authority,
Highway Revenue
5.75%, 12/1/2021 (Insured; FGIC)	10,000,000	11,958,900
Kansas—1.0%
Wichita, Hospital Facilities Improvement Revenue
(Christi Health System) 5.50%, 11/15/2026	7,000,000	7,407,470
Wyandotte County Kansas City Unified Government,
Utility System Revenue
5.60%, 9/1/2023 (Insured; AMBAC)	12,010,000	13,802,492
Kentucky—.5%
Mount Sterling, LR (Kentucky League Cities Funding)
6.10%, 3/1/2018	7,955,000	9,391,275
Maryland—.7%
Maryland Community Development Administration,
Department of Housing and Community Development,
9.307%, 7/1/2039	5,000,000 [a,b]	5,328,500

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Maryland (continued)
Maryland Economic Development Corp.,
Student Housing Revenue
(Frostburg State University Project)
6.25%, 10/1/2033	8,580,000		9,086,306
Massachusetts—3.0%
Massachusetts 9.384%, 2/1/2015	10,000,000	[a,b]	11,924,800
Massachusetts Housing Finance Agency,
SFHR 7.125%, 6/1/2025	1,650,000		1,651,964
Massachusetts Municipal Wholesale Electric Co.,
Power Supply System Revenue
(Nuclear Project Number 4 Issue)
5.25%, 7/1/2013 (Insured; MBIA)	10,000,000		10,879,600
Massachusetts Special Obligation,
Dedicated Tax, Revenue:
5.25%, 1/1/2014 (Insured; FGIC)	5,000,000	[d]	5,478,550
5.75%, 1/1/2014 (Insured; FGIC)	27,000,000	[d]	30,491,100
Michigan—1.2%
Kent Hospital Finance Authority, Revenue
(Metropolitan Hospital Project)
6.25%, 7/1/2040	7,500,000		8,228,100
Michigan Hospital Finance Authority,
Revenue (Oakwood Obligated Group)
5.50%, 11/1/2016	8,165,000		8,849,145
Michigan Strategic Fund, SWDR
(Genesee Power Station Project)
7.50%, 1/1/2021	4,405,000		4,366,677
The Economic Development Corp. of the County
of Gratiot, Limited Obligation EDR
(Danly Die Set Project)
7.625%, 4/1/2007	3,200,000		3,199,552
Minnesota—1.1%
Minneapolis and Saint Paul Metropolitan Airports
Commission, Airport Revenue
5.75%, 1/1/2010 (Insured; FGIC)	5,000,000	[d]	5,445,550
Saint Paul Housing and Redevelopment
Authority, Hospital Facility Revenue
(HealthEast Project)
6%, 11/15/2030	13,000,000		14,057,160

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Minnesota (continued)
Shakopee Health Care Facilities, Revenue
(Saint Francis Regional Medical Center)
5.25%, 9/1/2034	3,000,000	3,095,910
Missouri—.8%
Missouri Higher Education Loan Authority,
Student Loan Revenue
6.75%, 2/15/2009	11,500,000	11,612,585
Saint Louis, Airport Revenue
(Airport Development Program)
5.625%, 7/1/2011 (Insured; MBIA)	5,000,000 [d]	5,496,700
Nebraska—2.6%
Omaha Public Power District, Electric Revenue
5.50%, 2/1/2014	47,300,000	52,660,982
Nevada—.9%
Clark County,
IDR (Nevada Power Co. Project):
5.60%, 10/1/2030	3,000,000	2,999,700
5.90%, 11/1/2032	15,000,000	15,001,050
New Hampshire—1.0%
Business Finance Authority
of the State of New Hampshire,
PCR (Public Service Co.)
6%, 5/1/2021 (Insured; MBIA)	15,500,000	16,515,250
New Hampshire Housing Finance Authority:
Multi-Family Housing
7.55%, 7/1/2013	1,335,000	1,457,126
Single Family Residential Mortgage
6.85%, 1/1/2025	1,575,000	1,595,853
New Jersey—8.2%
Camden County Improvement Authority,
Health Care Redevelopment Project Revenue
(Cooper Health System Obilgated Group Issue)
5.25%, 2/15/2020	9,505,000	9,972,266
Garden State Preservation Trust,
Open Space and Farmland Preservation
5.25%, 11/1/2021 (Insured; FSA)	6,000,000	6,855,480

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Economic Development Authority:
Cigarette Tax Revenue:
5.50%, 6/15/2024	12,120,000	12,706,244
5.50%, 6/15/2031	9,865,000	10,287,715
PCR (Public Service Electric and Gas Co. Project)
6.40%, 5/1/2032 (Insured; MBIA)	32,040,000	32,617,361
Special Facility Revenue
(Continental Airlines, Inc. Project)
6.25%, 9/15/2029	4,500,000	4,363,515
New Jersey Transit Corp., COP,
Federal Transit Administration Grants
5.75%, 9/15/2010 (Insured; AMBAC)	15,000,000 [d]	16,412,400
New Jersey Transportation Trust Fund Authority:
9.376%, 6/15/2012	12,330,000 [a,b]	15,632,221
(Transportation System):
5.75%, 6/15/2018	7,750,000	8,962,720
5.75%, 6/15/2020	12,645,000	14,816,905
New Jersey Turnpike Authority,
Turnpike Revenue
8.861%, 1/1/2017 (Insured; MBIA)	15,000,000 [a,b]	17,254,200
Tobacco Settlement Financing Corp. of New Jersey,
Tobacco Settlement Asset-Backed Bonds:
6.75%, 6/1/2039	3,000,000	3,377,190
7%, 6/1/2041	12,065,000	13,813,580
New Mexico—.5%
New Mexico Finance Authority,
State Transportation Revenue
(Senior Lien)
5.25%, 6/15/2020 (Insured; MBIA)	8,000,000	8,777,840
New Mexico Mortgage Financing Authority
6.80%, 1/1/2026	1,470,000	1,484,215
New York—14.6%
Long Island Power Authority,
Electric System Revenue:
5.50%, 12/1/2012 (Insured; FSA)	10,000,000	11,141,700
5.50%, 12/1/2013 (Insured; FSA)	25,860,000	29,043,366

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
Metropolitan Transportation Authority:
Revenue
5.50%, 11/15/2014 (Insured; AMBAC)	18,000,000	20,269,260
State Service Contract
5.75%, 1/1/2018	17,025,000	19,647,020
Nassau County Industrial Development Agency, IDR
(KeySpan-Glenwood Energy Center, LLC Project)
5.25%, 6/1/2027	10,000,000	10,374,700
New York City:
5.50%, 5/15/2009 (Insured; MBIA)	11,180,000 [d]	11,981,718
5.75%, 3/1/2018	14,185,000	15,794,430
5%, 8/1/2021	10,000,000	10,558,800
5%, 12/1/2022	5,000,000	5,273,400
5.25%, 8/15/2024	18,500,000	19,850,870
New York City Industrial Development Agency:
Liberty Revenue
(7 World Trade Center Project)
6.50%, 3/1/2035	10,000,000	10,542,300
Special Facility Revenue
(American Airlines, Inc. John F.
Kennedy International Airport Project)
8%, 8/1/2028	15,000,000	16,496,700
New York City Transitional Finance Authority, Revenue:
8.361%, 11/1/2018	14,550,000 [a,b]	17,104,253
(Future Tax Secured):
5.75%, 2/15/2010	5,100,000 [d]	5,577,564
5.75%, 2/15/2010	11,910,000 [d]	13,025,252
New York State Dormitory Authority, Revenue:
(City University)
7.50%, 7/1/2010	4,300,000	4,674,487
(State University Educational Facilities)
5.50%, 5/15/2013 (Insured; FGIC)	20,350,000	22,572,017
New York State Environmental Facilities Corp.,
State Clean Water and Drinking Water Revolving Funds
Revenue (New York City Municipal Water Finance
Authority Projects) (Second Resolution Bonds)
5.50%, 6/15/2017	7,100,000	8,168,834
Port Authority of New York and New Jersey
(Consolidated Bond 142nd Series):
5%, 7/15/2017	10,300,000	11,168,393
5%, 7/15/2018	10,970,000	11,871,624

14

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
Triborough Bridge and Tunnel Authority,
Revenues (General Purpose)
5.50%, 1/1/2009	20,000,000 [d]	21,124,800
North Carolina—1.6%
Charlotte 5.25%, 2/1/2015	9,380,000	9,868,135
North Carolina Eastern Municipal Power Agency,
Power System Revenue
5%, 1/1/2020 (Insured; AMBAC)	18,365,000	19,730,070
North Carolina Housing Finance Agency,
Single Family Revenue
6.50%, 9/1/2026	1,950,000	2,014,662
Oklahoma—.4%
Claremore Industrial and Redevelopment Authority,
EDR (Yuba Project)
8.375%, 7/1/2011	7,500,000	7,522,800
Pennsylvania—1.4%
Delaware County Industrial Development Authority,
Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)
5%, 2/1/2035 (Insured; FGIC)	5,670,000	5,878,429
Montgomery County Industrial
Development Authority,
Mortgage Revenue (Whitemarsh Continuing
Care Retirement Community Project)
6.25%, 2/1/2035	10,805,000	11,369,993
Pennsylvania Economic Development
Financing Authority,
Exempt Facilities Revenue
(Reliant Energy) 6.75%, 12/1/2036	10,000,000	10,667,000
South Carolina—.4%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for Tomorrow)
5.875%, 12/1/2012	4,000,000 [d]	4,525,960
South Carolina Housing Finance and
Development Authority,
Mortgage Revenue:
6.75%, 7/1/2026 (Collateralized; FHA)	1,040,000	1,045,522
6.70%, 7/1/2027	1,725,000	1,758,292

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Tennessee—.4%
Johnson City Health and Educational
Facilities Board, Hospital First Mortgage
Revenue (Mountain States Health Alliance)
5.50%, 7/1/2036	7,000,000	7,366,100
Texas—8.7%
Alliance Airport Authority Inc.,
Special Facilities Revenue:
(American Airlines Inc. Project)
7.50%, 12/1/2029	13,000,000	12,187,110
(Federal Express Corp. Project)
6.375%, 4/1/2021	34,070,000	34,909,826
Brazos River Authority, PCR
(TXU Electric Co. Project):
5.75%, 11/1/2011	11,500,000	12,226,915
6.75%, 10/1/2038	5,790,000	6,430,085
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International Airport, Revenue:
Facilities Improvement Corp. (Bombardier Inc.)
6.15%, 1/1/2016	5,865,000	5,922,946
Joint Improvement:
5.75%, 11/1/2014 (Insured; FGIC)	15,070,000	16,358,786
5.75%, 11/1/2015 (Insured; FGIC)	10,000,000	10,829,900
Harris County Hospital District, Mortgage Revenue:
7.40%, 2/15/2010 (Insured; AMBAC)	1,135,000	1,218,933
7.40%, 2/15/2010 (Insured; AMBAC)	3,205,000	3,485,854
Houston:
Airport System Revenue, Special Facilities
(Continental Airlines)
7%, 7/1/2029	5,800,000	5,929,978
Utilities System Revenue, First Lien
5.25%, 5/15/2021 (Insured; FSA)	18,075,000	19,648,971
Tarrant County Health Facilities Development Corp.,
Health System Revenue
(Texas Health Resources System)
5.75%, 2/15/2014 (Insured; MBIA)	9,470,000	10,587,176
Texas 10.207%, 12/1/2020	7,605,000 [a,b]	7,960,610

16

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Texas Transportation Commission, GO (Mobility Fund)
5%, 4/1/2027	13,700,000	14,483,503
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue, First Tier
5.75%, 8/15/2038 (Insured; AMBAC)	12,000,000	13,265,400
Utah—.4%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	8,230,000	8,821,243
Virginia—.9%
Tobacco Settlement Financing Corp. of Virginia,
Tobacco Settlelment Asset-Backed Bonds
5.50%, 6/1/2026	11,500,000	11,856,500
Virginia Public School Authority,
School Financing 5%, 8/1/2014	5,620,000	6,057,124
Washington—3.3%
Bellevue 5.50%, 12/1/2039 (Insured; MBIA)	12,000,000	13,358,520
Seattle, Municipal Light and Power Revenue, Improvement:
5.50%, 3/1/2013 (Insured; FSA)	11,585,000	12,567,292
5.50%, 3/1/2016 (Insured; FSA)	15,400,000	16,647,092
Tacoma, Electric System Revenue
4.25%, 1/1/2020 (Insured; FSA)	19,025,000	18,974,774
Tumwater Office Properties, LR
(Washington State Office Building) 5%, 7/1/2028	5,110,000	5,320,021
Wisconsin—2.2%
Badger Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset-Backed Bonds
7%, 6/1/2028	25,000,000	27,904,750
Wisconsin Health and Educational Facilities Authority,
Revenue:
(Aurora Health Care) 5.625%, 2/15/2029	9,725,000	10,041,354
(FH Healthcare Development Inc. Project)
6.25%, 11/15/2009	5,000,000 [d]	5,494,750
(Marshfield Clinic) 5.375, 2/15/2034	1,000,000	1,039,790

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

U.S. Related—2.8%
Puerto Rico Highway and Transportation Authority,
Transportation Revenue 6%, 7/1/2010	20,050,000	[d]	22,134,599
Puerto Rico Housing Finance Authority,
Capital Fund Program:
5%, 12/1/2018	14,840,000		15,774,772
5%, 12/1/2019	6,000,000		6,365,640
5%, 12/1/2020	5,000,000		5,297,850
Puerto Rico Infrastructure Financing Authority,
Special Obligation 5.50%, 10/1/2032	7,000,000		7,594,230
Total Long-Term Municipal Investments
(cost $1,838,093,562)			1,946,930,913

Short-Term Municipal Investments—2.6%

Florida—.6%
Collier County Health Facilities Authority,
HR (Cleveland Clinic)
2.94% (LOC; JPMorgan Chase Bank)	2,000,000	[e]	2,000,000
Martin County,
PCR (Florida and Light Co. Project) 3.02%	10,100,000	[e]	10,100,000
Missouri—.1%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue
(The Washington University) 2.95%	2,000,000	[e]	2,000,000
North Carolina—.1%
North Carolina Medical Care Commission,
Health Care Facilities First Mortgage Revenue
(Carol Woods Project) 2.90%
(Insured; Radian and Liquidity Facility;
Branch Banking and Trust Co.)	3,045,000	[e]	3,045,000
Pennsylvania—.1%
Geisinger Authority, Health System Revenue
(Geisinger Health System)
2.95% (Liquidity Facility; Wachovia Bank)	1,250,000	[e]	1,250,000

18

	Principal
Short-Term Municipal Investments (continued)	Amount ($)		Value ($)

Tennessee—.1%
Montgomery County Public Building Authority,
Pooled Financing Revenue
(Tennessee County Loan Pool)
2.98% (LOC; Bank of America)	2,800,000	[e]	2,800,000
Texas—.8%
Harris County Health Facilities Development Corp.:
Nursing Home Revenue
(Saint Luke;s Hospital) 2.95%
(LOC: Bank of America, Bayerische Landesbank,
JPMorgan Chase Bank, Northern Trust Co.
and Saint Lukes Hospital)	11,800,000	[e]	11,800,000
Revenue
(Young Men’s Christian Association
of the Greater Houston Area)
2.95% (LOC; JPMorgan Chase Bank)	3,800,000	[e]	3,800,000
Utah—.6%
Murray City, HR (IHC Health Services, Inc.)
3.01% (Liquidity Facility; JPMorgan Chase Bank)	11,200,000	[e]	11,200,000
Washington—.2%
Washington Housing Finance Commission,
Nonprofit Housing Revenue
(Emerald Heights Project)
3.22% (LOC; Bank of America)	5,000,000	[e]	5,000,000
Total Short-Term Municipal Investments
(cost $52,995,000)			52,995,000

Total Investments (cost $1,891,088,562)	98.7%		1,999,925,913
Cash and Receivables (Net)	1.3%		26,197,707
Net Assets	100.0%		2,026,123,620

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	GIC	Guaranteed Investment Contract
AGC	ACE Guaranty Corporation	GNMA	Government National Mortgage
AGIC	Asset Guaranty Insurance Company		Association
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
ARRN	Adjustable Rate Receipt Notes	IDB	Industrial Development Board
BAN	Bond Anticipation Notes	IDC	Industrial Development Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage Agency
	Corporation	SWDR	Solid Waste Disposal Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GAN	Grant Anticipation Notes	XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch or	Moody’s	or Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	39.4
AA	Aa	AA	20.9
A	A	A	15.5
BBB	Baa	BBB	14.1
BB	Ba	BB	1.8
B	B	B	2.0
CCC	Caa	CCC	1.0
F1	MIG1/P1	SP1/A1	2.1
Not Rated [f]	Not Rated [f]	Not Rated [f]	3.2
			100.0

†	Based on total investments.
[a]	Inverse floater security—the interest rate is subject to change periodically.
[b]	Security exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, these
	securities amounted to $115,286,173 or 5.7% of net assets.
[c]	Zero Coupon until a specified date, at which time the stated coupon rate becomes effective until maturity.
[d]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are
	collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on
	the municipal issue and to retire the bonds in full at the earliest refunding date.
[e]	Securities payable on demand.Variable interest rate—subject to periodic change.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	1,891,088,562	1,999,925,913
Interest receivable		26,217,138
Receivable for investment securities sold		3,842,093
Receivable for shares of Common Stock subscribed		28,909
Prepaid expenses		36,185
		2,030,050,238

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,031,677
Cash overdraft due to Custodian		1,834,904
Payable for shares of Common Stock redeemed		928,709
Accrued expenses		131,328
		3,926,618

Net Assets ($)		2,026,123,620

Composition of Net Assets ($):
Paid-in capital		2,046,810,382
Accumulated undistributed investment income—net		40,461
Accumulated net realized gain (loss) on investments		(129,564,574)
Accumulated net unrealized appreciation
(depreciation) on investments		108,837,351

Net Assets ($)		2,026,123,620

Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)		170,873,700
Net Asset Value, offering and redemption price per share ($)		11.86

See notes to financial statements.
22

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Interest Income	51,261,263
Expenses:
Management fee—Note 3(a)	6,047,759
Shareholder servicing costs—Note 3(b)	943,097
Directors’ fees and expenses—Note 3(c)	64,991
Custodian fees	51,707
Professional fees	36,270
Prospectus and shareholders’ reports	17,151
Registration fees	10,796
Loan commitment fees—Note 2	3,734
Miscellaneous	36,535
Total Expenses	7,212,040
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(37,294)
Net Expenses	7,174,746
Investment Income—Net	44,086,517

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,996,980
Net unrealized appreciation (depreciation) on investments	(29,020,827)
Net Realized and Unrealized Gain (Loss) on Investments	(26,023,847)
Net Increase in Net Assets Resulting from Operations	18,062,670

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	44,086,517	91,656,695
Net realized gain (loss) on investments	2,996,980	4,002,109
Net unrealized appreciation
(depreciation) on investments	(29,020,827)	25,182,394
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,062,670	120,841,198

Dividends to Shareholders from ($):
Investment income—net	(44,046,056)	(91,581,370)

Capital Stock Transactions ($):
Net proceeds from shares sold	34,776,384	62,762,835
Dividends reinvested	28,496,462	58,892,433
Cost of shares redeemed	(96,401,612)	(208,983,964)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(33,128,766)	(87,328,696)
Total Increase (Decrease) in Net Assets	(59,112,152)	(58,068,868)

Net Assets ($):
Beginning of Period	2,085,235,772	2,143,304,640
End of Period	2,026,123,620	2,085,235,772
Undistributed investment income—net	40,461	—

Capital Share Transactions (Shares):
Shares sold	2,945,672	5,276,758
Shares issued for dividends reinvested	2,415,068	4,949,895
Shares redeemed	(8,167,891)	(17,581,631)
Net Increase (Decrease) in Shares Outstanding	(2,807,151)	(7,354,978)

See notes to financial statements.
24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the “fund”) is a separate diversified series of Dreyfus Bond Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values

26

from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credit from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $132,561,556 available for federal income taxes to be applied against future net securities profits, if any, realized subsequent to August 31, 2005. If not applied, $9,168,713 of the carryover expires in fiscal 2008, $27,718,137 expires in fiscal 2009, $11,793,725 expires in fiscal 2010, $34,182,166 expires in fiscal 2011 and $49,698,815 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005, were as follows: tax exempt income $91,581,370. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

28

During the period ended February 28, 2006, the fund was charged $571,935 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $299,780 pursuant to the transfer agency agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $930,085, chief compliance officer fees $1,592 and transfer agency per account fees $100,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended February 28, 2006, redemption fees charged and retained by the fund amounted to $562.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $251,370,308 and $327,282,705, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $108,837,351, consisting of $109,292,975 gross unrealized appreciation and $455,624 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on November 14, 2005, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board members also reviewed the number of shareholder accounts in the fund and the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee, and Expense Ratio. The Board members reviewed the fund’s performance, management fee, and expense ratio and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages. The group of comparable funds previously was approved by the

30

Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category (the “General Municipal Debt Funds” category) as the fund.The Board members discussed the results of the comparisons for various periods ended September 30, 2005. The Board noted that the fund’s yield performance was higher than the Lipper category averages for the 1-year, 3-year, 5-year, and 10-year periods, higher than the comparison group averages for the 1-year and 10-year periods, and lower than the comparison group averages for the 3-year and 5-year periods.The Board members also noted that the fund’s total return performance was higher than the Lipper category and comparison group averages for the 1-year and 3-year periods, and lower than the Lipper category and comparison group averages for the 5-year and 10-year periods.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group. The Board members noted that the fund’s management fee was higher than the majority of the fees for the comparison group funds and that the fund’s total expense ratio was higher than the comparison group average but lower than the Lipper category average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the mutual funds managed by the Manager or its affiliates reported in the same Lipper category as the fund (the “Similar Funds”).The Manager’s representatives noted that there were no similarly managed separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund. It was noted that one Similar Fund had the same management fee as the fund and one Similar Fund had a slightly lower management fee than the Fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) ( c o n t i n u e d )

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be appropriately shared with shareholders through an adviser’s reinvestment of money back into its business for the benefit of shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.

32

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.
  The Board members considered these conclusions and determina- tions, along with the information received on a routine and regular basis throughout the year, and, without any one factor being disposi- tive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 33

For More	Information

Dreyfus	Transfer Agent &
Municipal Bond Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
27	Financial Highlights
31	Notes to Financial Statements
38	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
High Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier High Income Fund, covering the six-month period from September 1, 2005, through February 28, 2006.

High yield bonds generally continued to perform well relative to other fixed income sectors over the past six months.As they have since 2003, U.S. corporate bonds rated below investment grade produced higher returns during the reporting period than investment-grade corporate bonds and U.S. Treasury securities. Pockets of weakness in some industries, most notably the automotive sector, were offset by the positive effects of a strong U.S. economy, low default rates, robust demand for income-oriented investments and a relatively constrained supply of newly issued high yield securities.

Our chief economist, Richard Hoey, currently expects continued U.S. economic growth, which could support business fundamentals for high yield issuers. However, with interest rates at higher levels and the U.S. housing market likely to cool, the economic expansion may become more balanced, relying less on consumer spending and more on corporate capital investment, exports and non-residential construction. In addition, despite fourteen consecutive Fed rate hikes, we expect businesses to continue to have ample access to the capital they need to grow, and inflationary pressures may increase moderately due to tighter labor markets and robust demand for goods and services. Clearly, changes in the economic climate might benefit some areas of the financial markets more than others, and your financial advisor can discuss investment options that may be suitable for you in this environment.

For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund’s sub-investment adviser.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2006

DISCUSSION OF FUND PERFORMANCE

Mark Shenkman, Chief Investment Officer

Shenkman Capital Management, Inc., Sub-Investment Adviser

How did Dreyfus Premier High Income Fund perform relative to its benchmark?

During the six-month reporting period ended February 28, 2006, the fund achieved total returns of 2.60% for Class A shares, 2.33% for Class B shares, 2.23% for Class C shares and 2.77% for Class R shares.1 For the same period, the fund’s benchmark, the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Merrill Lynch Index”), produced a 2.01% total return.2

High yield bonds continued to outperform most other areas of the fixed income markets over the reporting period, primarily due to strong business fundamentals for most issuers, historically low default rates in the expanding U.S. economy and robust investor demand for income-oriented securities.The fund produced higher returns than its benchmark, which we attribute primarily to the portfolio’s significant underweighting in automotive and “double-B” rated securities.

What is the fund’s investment approach?

The fund seeks to maximize total return consistent with capital preservation and prudent risk management. To pursue its goal, the fund generally invests at least 80% of its assets in bonds rated below investment grade. The high yield securities in which the fund invests may include corporate debt securities, structured notes, zero-coupon securities and debt securities issued by states or local governments and their agencies, authorities and other instrumentalities. The fund may invest up to 20% of its assets in investment-grade corporate bonds, U.S. government securities and money market instruments.

When choosing securities for the fund, we generally look for issuers that we believe have positive credit momentum and the potential for credit-rating upgrades. Using a bottom-up, fundamental analysis, we

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

seek to maximize returns and minimize default risk through broad diversification, direct communication with management and monitoring all issuers on a systematic basis. We generally avoid investing in industries or issuers that we believe have a high risk of default.

What other factors influenced the fund’s performance?

As they have since 2003, high yield bonds continued to post higher returns than U.S. Treasury securities and investment-grade corporate bonds during the reporting period. Unlike Treasuries and high-grade corporate bonds, high yield bonds tended to be less sensitive to the eroding effects of rising interest rates, as the Federal Reserve Board (the “Fed”) continued to hike the overnight federal funds rate at each of four meetings, driving it to 4.5% by the reporting period’s end.

Instead, high yield bonds generally are more sensitive to “issuer risks” and changes in credit quality. Despite a handful of high-profile bankruptcies in the automobile and airline industries during the reporting period, default rates among high yield bonds remained near historical lows as most businesses continued to benefit from moderate levels of U.S. and global economic growth with low inflation. Finally, investors remained attracted to investments that generated high levels of current income, helping to support bond prices.

High yield bonds with “single-B” credit ratings represented the reporting period’s top performing rating category. In contrast, prices of lower-quality,“triple-C” rated bonds fell during the fourth quarter of 2005 when investors became concerned that economic growth might be slowing, before rebounding modestly over the first two months of 2006. Bonds with “double-B” ratings, the highest high-yield rating category, tended to be more sensitive to rising interest rates.

In this environment, the fund benefited from our focus on relatively short duration, ”single-B rated” bonds, which held more of their value than longer-term securities. In addition, we found a number of opportunities among securities issued by companies in the telecommunications and media industries, both of which proved to be relatively strong performers. Although bonds from cable television companies generally lost value as a sector overall, our security selection strategy helped the fund produce gains within the sector during the reporting period. The fund maintained a significant underweight to the automotive sector, where heightened volatility continued due to the financial troubles of Ford and General Motors.

On the other hand, the fund’s positions in bonds from oil and gas producers lagged the benchmark’s holdings in the same industry, primarily due to strong relative performance among some of the industry’s lower-quality names, and non-credit-related weakness experienced by one of the fund’s holdings.

What is the fund’s current strategy?

Despite lingering signs of investor pessimism as interest rates continue to rise, we believe that the tone of the high yield market remains firm, and any upcoming market weakness may present buying opportunities for disciplined investors. In our view, as long as the U.S. economy continues to grow at a moderate pace and default rates remain low, high yield bonds have the potential “staying power” to produce attractive levels of income and principle return during that time.Accordingly, we have continued to employ our longstanding investment strategy, which emphasizes “bottom-up” fundamental research and strong credit discipline.As always, there is no guarantee how the market or the fund will perform, and we are prepared to make necessary portfolio adjustments should future market or economic conditions dictate.

March 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: BLOOMBERG — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. High Yield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier High Income Fund from September 1, 2005 to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.78	$ 8.33	$ 9.53	$ 4.17
Ending value (after expenses)	$1,026.00	$1,023.30	$1,022.30	$1,027.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2006
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.76	$ 8.30	$ 9.49	$ 4.16
Ending value (after expenses)	$1,019.09	$1,016.56	$1,015.37	$1,020.68

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.66% for Class B, 1.90% for
Class C and .83% for Class R; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 28, 2006 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—92.3%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—3.6%
Aviall,
Sr. Notes	7.63	7/1/11	2,075,000	2,152,812
BE Aerospace,
Sr. Sub. Notes, Ser. B	8.88	5/1/11	1,000,000	1,052,500
DI Finance/DynCorp
International, Sr. Sub.
Notes, Ser. B	9.50	2/15/13	1,400,000	1,456,000
DRS Technologies,
Sr. Sub. Notes	7.63	2/1/18	1,500,000	1,548,750
Esterline Technologies,
Sr. Sub. Notes	7.75	6/15/13	1,000,000	1,040,000
K&F Acquisition,
Sr. Sub. Notes	7.75	11/15/14	1,500,000	1,537,500
Sequa,
Sr. Notes, Ser. B	8.88	4/1/08	1,900,000	1,999,750
Sequa,
Sr. Notes	9.00	8/1/09	100,000	108,250
TransDigm,
Sr. Sub. Notes	8.38	7/15/11	1,750,000	1,837,500
				12,733,062
Broadcasting & Media—2.7%
Allbritton Communications,
Sr. Sub. Notes	7.75	12/15/12	1,500,000	1,516,875
Gray Television,
Sr. Sub. Notes	9.25	12/15/11	1,000,000	1,068,750
LIN Television,
Sr. Sub. Notes, Ser. B	6.50	5/15/13	1,500,000	1,430,625
Nexstar Finance,
Sr. Sub. Notes	7.00	1/15/14	1,700,000	1,602,250
Radio One,
Sr. Sub. Notes	6.38	2/15/13	1,000,000	965,000
Salem Communications,
Sr. Sub. Notes	7.75	12/15/10	1,000,000	1,031,250
Sinclair Broadcast,
Sr. Sub. Notes	8.00	3/15/12	2,000,000	2,052,500
				9,667,250
Building & Construction—.3%
K. Hovnanian Enterprises,
Sr. Sub. Notes	7.75	5/15/13	1,000,000	997,500

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Building Materials—1.8%
Goodman Global,
Sr. Sub. Notes	7.88	12/15/12	1,000,000	982,500
Interface,
Sr. Notes	7.30	4/1/08	1,200,000	1,230,000
Interface,
Sr. Sub. Notes	9.50	2/1/14	1,000,000	1,030,000
Interface,
Sr. Notes	10.38	2/1/10	1,000,000	1,097,500
Jacuzzi Brands,
Sr. Secured Notes	9.63	7/1/10	1,000,000	1,085,000
Nortek,
Sr. Sub. Notes	8.50	9/1/14	900,000	902,250
				6,327,250
Cable & Media—6.1%
Cablevision Systems,
Sr. Notes, Ser. B	8.00	4/15/12	500,000 [a]	493,750
Cablevision Systems,
Sr. Notes, Ser. B	8.72	4/1/09	2,500,000 [a]	2,596,875
CSC,
Sr. Notes	7.88	12/15/07	500,000	515,000
EchoStar Communications,
Conv. Sub. Notes	5.75	5/15/08	4,000,000	3,950,000
Insight Communications,
Sr. Discount Notes	12.25	2/15/11	2,000,000	2,130,000
Insight Midwest/Capital,
Sr. Notes	9.75	10/1/09	800,000	828,000
Insight Midwest/Capital,
Sr. Notes	10.50	11/1/10	800,000	847,000
Kabel Deutschland,
Sr. Notes	10.63	7/1/14	2,000,000 [b]	2,145,000
Lodgenet Entertainment,
Sr. Sub. Debs.	9.50	6/15/13	2,200,000	2,387,000
Mediacom Broadband,
Sr. Notes	8.50	10/15/15	1,000,000	965,000
Mediacom Communications,
Conv. Sr. Notes	5.25	7/1/06	1,750,000	1,743,438
Mediacom/Capital,
Sr. Notes	9.50	1/15/13	750,000	753,750
Telenet,
Sr. Discount Notes	11.50	6/15/14	2,250,000 [b,c]	1,870,313

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Cable & Media (continued)
Videotron Ltee,
Sr. Notes	6.38	12/15/15	500,000	497,500
Videotron Ltee,
Sr. Notes	6.88	1/15/14	250,000	256,875
				21,979,501
Chemicals—4.0%
Equistar Chemicals/Funding,
Sr. Notes	10.13	9/1/08	1,000,000	1,080,000
Equistar Chemicals/Funding,
Sr. Notes	10.63	5/1/11	1,000,000	1,092,500
Huntsman International,
Sr. Sub. Notes	10.13	7/1/09	916,000	943,480
Huntsman International,
Sr. Notes	11.63	10/15/10	1,300,000	1,488,500
Lyondell Chemical,
Sr. Secured Notes	9.50	12/15/08	294,000	308,700
Lyondell Chemical,
Sr. Secured Notes	10.50	6/1/13	400,000	449,000
Lyondell Chemical,
Sr. Sub. Notes	10.88	5/1/09	1,000,000	1,025,000
Nalco,
Sr. Sub. Notes	8.88	11/15/13	2,000,000	2,105,000
Resolution Performance
Products, Sr. Sub.
Notes	13.50	11/15/10	2,000,000	2,150,000
Resolution Performance
Products/Capital, Secured
Notes	9.50	4/15/10	1,000,000	1,040,000
Rhodia,
Sr. Notes	7.63	6/1/10	1,000,000	1,022,500
Rhodia,
Sr. Notes	10.25	6/1/10	650,000	734,500
Rockwood Specialties,
Sub. Notes	7.50	11/15/14	500,000 [a]	507,500
Rockwood Specialties,
Sr. Sub. Notes	10.63	5/15/11	365,000	403,325
				14,350,005
Consumer Products—4.5%
American Achievement,
Sr. Sub. Notes	8.25	4/1/12	1,500,000	1,543,125

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Consumer Products (continued)
Central Garden & Pet,
Sr. Sub. Notes	9.13	2/1/13	650,000	689,000
Chattem,
Sr. Sub. Notes	7.00	3/1/14	1,000,000	1,010,000
Da-Lite Screen,
Sr. Notes	9.50	5/15/11	1,500,000	1,601,250
Elizabeth Arden,
Sr. Sub. Notes	7.75	1/15/14	1,000,000	1,035,000
Jafra Cosmetics
International/Distribuidora
Comerical, Sr. Sub. Notes	10.75	5/15/11	1,307,000	1,429,531
Jarden,
Sr. Sub. Notes	9.75	5/1/12	1,500,000	1,545,000
Leslie’s Poolmart,
Sr. Notes	7.75	2/1/13	1,500,000	1,530,000
Playtex Products,
Sr. Sub. Notes	9.38	6/1/11	1,900,000	1,999,750
Simmons Bedding,
Sr. Sub. Notes	7.88	1/15/14	1,000,000	965,000
Visant,
Sr. Sub. Notes	7.63	10/1/12	2,000,000	2,040,000
WH Holdings/Capital,
Sr. Notes	9.50	4/1/11	810,000	878,850
				16,266,506
Environmental—1.2%
Allied Waste,
Sr. Notes, Ser. B	8.50	12/1/08	1,000,000	1,058,750
Allied Waste,
Sr. Notes, Ser. B	8.88	4/1/08	2,000,000	2,115,000
Casella Waste Systems,
Sr. Sub. Notes	9.75	2/1/13	1,000,000	1,072,500
				4,246,250
Food & Beverages—2.4%
B&G Foods,
Sr. Notes	8.00	10/1/11	1,000,000	1,030,000
Del Monte,
Sr. Sub. Notes	6.75	2/15/15	500,000	502,500
Del Monte,
Sr. Sub. Notes	8.63	12/15/12	2,000,000 [a]	2,140,000

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Food & Beverages (continued)
Doane Pet Care,
Sr. Sub. Notes	10.63	11/15/15	1,500,000 [b]	1,593,750
Land O’ Lakes,
Sr. Secured Notes	9.00	12/15/10	200,000	217,000
Michael Foods,
Sr. Sub. Notes	8.00	11/15/13	1,750,000	1,793,750
Pinnacle Foods,
Sr. Sub. Notes	8.25	12/1/13	1,400,000	1,379,000
				8,656,000
Food & Drugs—2.0%
Ingles Markets,
Sr. Sub. Notes	8.88	12/1/11	1,500,000	1,567,500
Rite Aid,
Conv. Notes	4.75	12/1/06	2,550,000	2,518,125
Rite Aid,
Notes	7.13	1/15/07	1,000,000	1,012,500
Rite Aid,
Sr. Secured Notes	8.13	5/1/10	1,250,000	1,281,250
Stater Brothers,
Sr. Notes	8.13	6/15/12	750,000	761,250
				7,140,625
Forest Products & Paper—1.9%
Abitibi-Consolidated,
Notes	5.25	6/20/08	1,000,000	951,250
Abitibi-Consolidated,
Notes	7.88	8/1/09	500,000	491,250
Boise Cascade,
Sr. Notes	7.48	10/15/12	1,000,000 [a]	1,000,000
Caraustar Industries,
Sr. Sub. Notes	9.88	4/1/11	1,000,000	1,056,250
Catalyst Paper,
Sr. Notes	7.38	3/1/14	2,000,000	1,850,000
JSG Funding,
Sr. Notes	9.63	10/1/12	1,250,000	1,315,625
				6,664,375
Gaming—5.7%
American Casino & Entertainment
Properties, Secured Notes	7.85	2/1/12	1,500,000	1,541,250

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Gaming (continued)
Aztar,
Sr. Sub. Notes	9.00	8/15/11	350,000	371,437
Boyd Gaming,
Sr. Sub. Notes	7.75	12/15/12	1,000,000	1,051,250
Boyd Gaming,
Sr. Sub. Notes	8.75	4/15/12	260,000	279,500
CCM Merger,
Notes	8.00	8/1/13	2,500,000 [b]	2,500,000
Hard Rock Hotel,
Notes	8.88	6/1/13	2,100,000	2,291,625
Herbst Gaming,
Sr. Sub. Notes	7.00	11/15/14	2,250,000	2,261,250
Isle of Capri Casinos,
Sr. Sub. Notes	7.00	3/1/14	1,000,000	1,005,000
Isle of Capri Casinos,
Sr. Sub. Notes	9.00	3/15/12	1,000,000	1,067,500
Kerzner International,
Sr. Sub. Notes	6.75	10/1/15	1,500,000	1,496,250
Mandalay Resort,
Sr. Sub. Notes	9.38	2/15/10	500,000	551,250
MGM Mirage,
Sr. Sub. Notes	8.38	2/1/11	500,000	538,750
Mohegan Tribal Gaming
Authority, Sr. Sub. Notes	7.13	8/15/14	1,000,000	1,035,000
Mohegan Tribal Gaming
Authority, Sr. Sub. Notes	8.00	4/1/12	700,000	739,375
Penn National Gaming,
Sr. Notes	8.88	3/15/10	950,000	992,161
Pinnacle Entertainment,
Sr. Sub. Notes	8.25	3/15/12	1,000,000	1,045,000
Seneca Gaming,
Sr. Notes	7.25	5/1/12	500,000 [b]	510,000
Seneca Gaming,
Sr. Notes	7.25	5/1/12	1,000,000	1,020,000
				20,296,598
Health Care—5.5%
Alderwoods,
Sr. Notes	7.75	9/15/12	1,250,000	1,296,875

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Health Care (continued)
Carriage Services,
Sr. Notes	7.88	1/15/15	1,750,000	1,806,875
Concentra Operating,
Sr. Sub. Notes	9.13	6/1/12	1,000,000	1,047,500
Concentra Operating,
Sr. Notes	9.50	8/15/10	800,000	838,000
DaVita,
Sr. Sub. Notes	7.25	3/15/15	1,750,000	1,793,750
HCA,
Sr. Notes	6.38	1/15/15	1,000,000	1,003,431
IASIS Healthcare/Capital,
Sr. Sub. Notes	8.75	6/15/14	500,000	510,000
Kinetic Concepts,
Sr. Sub. Notes	7.38	5/15/13	787,000	810,610
Omega Healthcare Investors,
Sr. Notes	7.00	4/1/14	150,000 [b]	152,812
Omega Healthcare Investors,
Sr. Notes	7.00	4/1/14	950,000	967,812
Par Pharmaceutical Cos.,
Conv. Sr. Sub. Notes	2.88	9/30/10	1,500,000	1,248,750
Psychiatric Solutions,
Sr. Sub. Notes	7.75	7/15/15	1,000,000	1,037,500
Teva Pharmaceutical Finance,
Conv. Sr. Debs., Ser. C	0.25	2/1/26	1,000,000	1,022,500
Triad Hospitals,
Sr. Sub. Notes	7.00	11/15/13	2,000,000	2,027,500
Vanguard Health,
Sr. Sub. Notes	9.00	10/1/14	1,000,000	1,047,500
Warner Chilcott,
Sr. Sub. Notes	9.00	2/1/15	1,000,000 [a,b]	987,500
Watson Pharmaceuticals,
Conv. Debs	1.75	3/15/23	1,000,000 [a]	931,250
Wyeth,
Conv. Sr. Notes	4.24	1/15/24	1,000,000 [a]	1,079,100
				19,609,265
Hotels—1.5%
Felcor Lodging,
Sr. Notes	8.83	6/1/11	2,250,000 [a]	2,351,250

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Hotels (continued)
Felcor Lodging,
Sr. Notes	9.00	6/1/11	750,000 [a]	832,500
Felcor Suites,
Sr. Notes	7.63	10/1/07	500,000	515,000
Gaylord Entertainment,
Sr. Notes	8.00	11/15/13	1,500,000	1,576,875
				5,275,625
Industrial—3.6%
Blount,
Sr. Sub. Notes	8.88	8/1/12	1,500,000	1,582,500
Chart Industries,
Sr. Sub. Notes	9.13	10/15/15	1,750,000 [b]	1,820,000
Dresser-Rand,
Sr. Sub. Notes	7.63	11/1/14	2,423,000 [a,b]	2,532,035
Hexcel,
Sr. Sub. Notes	6.75	2/1/15	1,500,000	1,511,250
Koppers,
Sr. Notes	9.88	10/15/13	1,500,000	1,627,500
Mueller,
Sr. Sub. Notes	10.00	5/1/12	2,500,000	2,750,000
Wesco Distribution,
Sr. Sub. Notes	7.50	10/15/17	1,000,000 [b]	1,025,000
				12,848,285
Leisure & Entertainment—1.6%
Intrawest,
Sr. Notes	7.50	10/15/13	2,500,000	2,556,250
NCL,
Sr. Notes	10.63	7/15/14	1,000,000 [a]	1,052,500
Royal Caribbean Cruises,
Sr. Debs.	7.50	10/15/27	250,000	275,195
Six Flags,
Sr. Notes	9.75	4/15/13	1,000,000	1,027,500
Town Sports International,
Sr. Notes	9.63	4/15/11	750,000	789,375
				5,700,820
Media/Diversified & Services—3.3%
Advanstar Communications,
Secured Notes	10.75	8/15/10	1,550,000	1,697,250
Advanstar Communications,
Sr. Sub. Notes, Ser. B	12.00	2/15/11	1,500,000	1,582,500

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media/Diversified & Services (continued)
Intelsat,
Sr. Notes	5.25	11/1/08	2,250,000	2,137,500
Intelsat Bermuda,
Sr. Notes	9.61	1/15/12	2,500,000 [a,b]	2,562,500
LBI Media,
Sr. Sub. Notes	10.13	7/15/12	1,000,000	1,075,000
New Skies Satellites,
Sr. Notes	9.57	11/1/11	750,000 [a]	778,125
Quebecor Media,
Sr. Notes	7.75	3/15/16	2,000,000 [b]	2,060,000
				11,892,875
Mining & Metals—1.2%
Alpha Natural Resources/Capital,
Sr. Notes	10.00	6/1/12	2,000,000 [a]	2,210,000
Foundation PA Coal,
Sr. Notes	7.25	8/1/14	2,000,000	2,060,000
				4,270,000
Non Food & Drug—2.8%
Affinity,
Sr. Sub. Notes	9.00	2/15/12	1,000,000	1,005,000
Buhrmann US,
Sr. Sub. Notes	8.25	7/1/14	2,000,000	2,065,000
Couche-Tard U.S./Finance,
Sr. Sub. Notes	7.50	12/15/13	1,250,000	1,309,375
Nebraska Book,
Sr. Sub. Notes	8.63	3/15/12	1,500,000	1,417,500
Pantry,
Sr. Sub. Notes	7.75	2/15/14	1,500,000	1,537,500
Petro Stopping
Centers/Financial, Secured
Notes	9.00	2/15/12	1,000,000	1,017,500
Stripes Acquisition/Susser
Finance, Sr. Notes	10.63	12/15/13	1,500,000 [b]	1,575,000
				9,926,875
Oil & Gas—4.1%
Chesapeake Energy,
Sr. Notes	6.50	8/15/17	500,000	505,625
Compton Petroleum Finance,
Sr. Notes	7.63	12/1/13	2,000,000	2,055,000

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Comstock Resources,
Sr. Notes	6.88	3/1/12	1,000,000	1,005,000
Copano Energy,
Sr. Notes	8.13	3/1/16	1,000,000 [b]	1,045,000
Denbury Resources,
Sr. Sub. Notes	7.50	4/1/13	1,250,000	1,306,250
Denbury Resources,
Sr. Sub. Notes	7.50	12/15/15	1,000,000	1,052,500
Encore Acquisition,
Sr. Sub. Notes	6.00	7/15/15	1,500,000	1,432,500
Encore Acquisition,
Sr. Sub. Notes	6.25	4/15/14	750,000	738,750
Exco Resources,
Sr. Notes	7.25	1/15/11	2,000,000	2,050,000
Harvest Operations,
Sr. Notes	7.88	10/15/11	2,000,000	2,005,000
Whiting Petroleum,
Sr. Sub. Notes	7.00	2/1/14	500,000 [b]	503,750
Whiting Petroleum,
Sr. Sub. Notes	7.25	5/1/13	1,000,000	1,017,500
				14,716,875
Packaging—1.5%
BWAY,
Sr. Sub. Notes	10.00	10/15/10	1,000,000 [a]	1,065,000
Crown Americas/Capital,
Sr. Notes	7.63	11/15/13	1,000,000 [b]	1,047,500
Crown Cork & Seal,
Debs.	7.38	12/15/26	500,000	473,750
Crown Cork & Seal,
Debs.	8.00	4/15/23	850,000	833,000
Owens-Illinois,
Sr. Notes	7.35	5/15/08	1,000,000	1,017,500
Silgan,
Sr. Sub. Notes	6.75	11/15/13	1,000,000	997,500
				5,434,250
Printing & Publishing—3.2%
CBD Media/Finance,
Sr. Sub. Notes	8.63	6/1/11	500,000	510,625
CBD Media/Finance,
Sr. Notes	9.25	7/15/12	1,000,000	1,023,750

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Printing & Publishing (continued)
Dex Media,
Notes	8.00	11/15/13	1,700,000	1,768,000
Dex Media West/Finance,
Sr. Sub. Notes, Ser. B	9.88	8/15/13	488,000	542,900
Houghton Mifflin,
Sr. Sub. Notes	9.88	2/1/13	2,000,000	2,190,000
Morris Publishing,
Sr. Sub. Notes	7.00	8/1/13	1,000,000	942,500
R.H. Donnelley,
Sr. Discount Notes, Ser. A-2	6.88	1/15/13	3,000,000 [b]	2,835,000
R.H. Donnelley,
Sr. Sub. Notes	10.88	12/15/12	950,000	1,073,500
Yell Finance,
Sr. Discount Notes	13.50	8/1/11	650,000 [c]	675,188
				11,561,463
Restaurants—.4%
Domino’s,
Sr. Sub. Notes	8.25	7/1/11	1,500,000	1,567,500
Services—6.2%
Ahern Rentals,
Sr. Secured Notes	9.25	8/15/13	1,250,000	1,318,750
Ashtead,
Secured Notes	8.63	8/1/15	600,000 [b]	630,000
Cardtronics,
Sr. Sub. Notes	9.25	8/15/13	1,250,000 [b]	1,250,000
Corrections Corporation of
America, Sr. Notes	7.50	5/1/11	3,300,000	3,427,875
H&E Equipment Services/Finance,
Sr. Notes	11.13	6/15/12	1,250,000	1,398,437
Hertz,
Sr. Notes	8.88	1/1/14	2,500,000 [b]	2,625,000
Hertz,
Sr. Sub. Notes	10.50	1/1/16	1,500,000 [b]	1,623,750
Iron Mountain,
Sr. Sub. Notes	6.63	1/1/16	750,000	710,625
Iron Mountain,
Sr. Sub. Notes	7.75	1/15/15	400,000	407,000
Iron Mountain,
Sr. Sub. Notes	8.63	4/1/13	1,000,000	1,047,500

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Services (continued)
Mac-Gray,
Sr. Notes	7.63	8/15/15	1,250,000	1,287,500
Mobile Mini,
Sr. Notes	9.50	7/1/13	2,000,000	2,205,000
Monitronics International,
Sr. Sub. Notes	11.75	9/1/10	450,000 [a]	450,000
NationsRent Cos.,
Sr. Sub. Notes	9.50	5/1/15	500,000	542,500
Neff Rental/Finance,
Secured Notes	11.25	6/15/12	1,000,000 [b]	1,090,000
Norcross Safety Products/Capital,
Sr. Sub. Notes, Ser. B	9.88	8/15/11	1,000,000	1,045,000
Williams Scotsman,
Sr. Notes	8.50	10/1/15	1,000,000	1,035,000
				22,093,937
Steel—.3%
AK Steel,
Sr. Notes	7.88	2/15/09	1,000,000	977,500
Technology—4.2%
Activant Solutions,
Sr. Notes	10.53	4/1/10	1,000,000 [a,b]	1,030,000
IKON Office Solutions,
Sr. Notes	7.75	9/15/15	1,000,000 [b]	1,015,000
Lucent Technologies,
Notes	5.50	11/15/08	500,000	495,000
Lucent Technologies,
Debs.	6.45	3/15/29	2,500,000	2,121,875
Lucent Technologies,
Notes	7.25	7/15/06	1,000,000	1,008,750
Sungard Data Systems,
Sr. Notes	9.13	8/15/13	2,000,000 [b]	2,137,500
Sungard Data Systems,
Sr. Sub. Notes	10.25	8/15/15	2,000,000 [b]	2,107,500
Syniverse Technologies,
Sr. Sub. Notes, Ser. B	7.75	8/15/13	1,400,000	1,410,500
UGS,
Sr. Sub. Notes	10.00	6/1/12	1,000,000	1,101,250
Vishay Intertechnology,
Conv. Sub. Notes	3.63	8/1/23	500,000	505,000

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Technology (continued)
Xerox Capital Trust I,
Capital Securities	8.00	2/1/27	2,000,000	2,080,000
				15,012,375
Telecommunications—8.5%
AirGate,
Sr. Secured Notes	8.35	10/15/11	2,250,000 [a]	2,342,812
Alamosa Delaware,
Sr. Discount Notes	12.00	7/31/09	500,000	543,750
American Cellular,
Sr. Notes, Ser. B	10.00	8/1/11	3,000,000	3,277,500
American Tower,
Sr. Notes	7.13	10/15/12	1,000,000	1,052,500
Centennial Cellular
Operating/Communications,
Sr. Notes	10.13	6/15/13	800,000	880,000
Centennial Communications,
Sr. Notes	8.13	2/1/14	1,750,000 [a]	1,793,750
Cincinnati Bell,
Sr. Notes	7.00	2/15/15	1,000,000	1,003,750
Cincinnati Bell,
Sr. Sub. Notes	8.38	1/15/14	1,500,000	1,522,500
Citizens Communications,
Sr. Notes	6.25	1/15/13	1,350,000	1,331,437
Dobson Cellular Systems,
Secured Notes	9.88	11/1/12	1,000,000	1,097,500
Eircom Funding,
Sr. Sub. Notes	8.25	8/15/13	1,500,000	1,610,625
LCI International,
Sr. Notes	7.25	6/15/07	2,000,000	2,032,500
MCI,
Sr. Notes	7.69	5/1/09	1,500,000 [a]	1,548,750
Qwest,
Sr. Notes	7.63	6/15/15	1,250,000	1,346,875
Qwest,
Sr. Notes	7.74	6/15/13	1,000,000 [a]	1,097,500
Qwest Capital Funding,
Notes	6.38	7/15/08	1,000,000	1,000,000
Qwest Communications
International, Sr. Sub. Notes	8.25	2/15/09	750,000 [a]	769,688

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Rogers Wireless,
Secured Notes	7.62	12/15/10	1,000,000 [a]	1,040,000
Rural Cellular,
Secured Notes	8.25	3/15/12	1,000,000	1,055,000
Rural Cellular,
Secured Notes	8.99	3/15/10	250,000 [a]	256,250
SBA
Telecommunications/
Communications,
Sr. Discount Notes	9.75	12/15/11	417,000 [c]	397,193
Time Warner Telecom,
Sr. Notes	9.25	2/15/14	1,000,000	1,083,750
U.S. Unwired,
Secured Notes, Ser. B	8.74	6/15/10	1,000,000 [a]	1,035,000
UbiquiTel Operating,
Sr. Notes	9.88	3/1/11	1,000,000	1,105,000
				30,223,630
Textiles & Apparel—1.8%
Levi Strauss & Co.,
Sr. Notes	9.28	4/1/12	1,500,000 [a]	1,556,250
Levi Strauss & Co.,
Sr. Notes	12.25	12/15/12	1,000,000	1,147,500
Oxford,
Sr. Notes	8.88	6/1/11	750,000	776,250
Perry Ellis International,
Sr. Sub. Notes, Ser. B	8.88	9/15/13	500,000	497,500
Phillips-Van Heusen,
Sr. Notes	7.25	2/15/11	500,000	516,250
Phillips-Van Heusen,
Sr. Notes	8.13	5/1/13	1,000,000	1,072,500
Warnaco,
Sr. Notes	8.88	6/15/13	1,000,000	1,075,000
				6,641,250
Transportation—.6%
CHC Helicopter,
Sr. Sub. Notes	7.38	5/1/14	1,000,000	1,026,250
Gulfmark Offshore,
Sr. Sub. Notes	7.75	7/15/14	1,000,000 [a]	1,045,000
				2,071,250

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Utilities—5.8%
Edison Mission Energy,
Sr. Notes	7.73	6/15/09	4,000,000	4,150,000
El Paso,
Sr. Notes	7.63	8/16/07	500,000 [a]	513,125
El Paso,
Notes	7.75	6/15/10	2,000,000 [b]	2,097,500
Inergy/Finance,
Sr. Notes	6.88	12/15/14	1,500,000	1,436,250
Mirant,
Sr. Notes	7.38	12/31/13	2,000,000 [b]	2,062,500
Mirant Americas Generation,
Sr. Notes	8.30	5/1/11	1,000,000	1,051,250
Mission Energy,
Sr. Secured Notes	13.50	7/15/08	1,500,000	1,736,250
MSW Energy/Finance,
Sr. Secured Notes, Ser. B	7.38	9/1/10	1,000,000	1,040,000
MSW Energy/Finance,
Sr. Secured Notes, Ser. B	8.50	9/1/10	500,000	535,000
NRG Energy,
Sr. Notes	7.38	2/1/16	2,500,000	2,581,250
Semco Energy,
Sr. Notes	7.75	5/15/13	1,000,000	1,043,868
Suburban Propane
Partners/Energy Finance,
Sr. Notes	6.88	12/15/13	700,000	679,000
Tennessee Gas Pipeline,
Debs.	7.50	4/1/17	1,500,000	1,656,047
				20,582,040
Total Bonds and Notes
(cost $323,336,110)				329,730,737

Preferred Stocks—2.5%			Shares	Value ($)

Automotive—.3%
General Motors,
Conv., Ser. A, $1.125			45,748	1,037,565
Leisure & Entertainment—.2%
Six Flags,
Cum. Conv., $1.8125			40,000	933,200

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks (continued)		Shares	Value ($)

Oil & Gas—.5%
Chesapeake Energy,
Cum. Conv., $4.50		20,000	1,840,000
Telecommunications—1.5%
Crown Castle International,
Cum. Conv., $3.125		95,800	5,269,000
Total Preferred Stocks
(cost $7,936,745)			9,079,765

Other Investment—3.4%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $12,084,000)		12,084,000 [d]	12,084,000

Total Investments (cost $343,356,855)		98.2%	350,894,502

Cash and Receivables (Net)		1.8%	6,270,222

Net Assets		100.0%	357,164,724

[a]	Variable rate security—interest rate subject to periodic change.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, these
	securities amounted to $44,433,910 or 12.4% of net assets.
[c]	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Telecommunications	10.0	Chemicals	4.0
Services	6.2	Aerospace & Defense	3.6
Cable & Media	6.1	Industrial	3.6
Utilities	5.8	Short-Term/Money Market Investments 3.4
Gaming	5.7	Media-Diversified & Services	3.3
Health Care	5.5	Printing & Publishing	3.2
Oil & Gas	4.6	Other	24.5
Consumer Products	4.5
Technology	4.2		98.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			331,272,855	338,810,502
Affiliated issuers			12,084,000	12,084,000
Dividends and interest receivable				6,226,205
Receivable for investment securities sold				1,812,887
Receivable for shares of Common Stock subscribed				458,323
Prepaid expenses				47,385
				359,439,302

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				392,988
Cash overdraft due to custodian				279,562
Payable for investment securities purchased				431,069
Payable for shares of Common Stock redeemed				1,056,980
Accrued expenses				113,979
				2,274,578

Net Assets ($)				357,164,724

Composition of Net Assets ($):
Paid-in capital				352,235,394
Accumulated undistributed investment income—net				726,738
Accumulated net realized gain (loss) on investments				(3,335,055)
Accumulated net unrealized appreciation
(depreciation) on investments				7,537,647

Net Assets ($)				357,164,724

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	156,938,477	64,758,377	120,897,552	14,570,318
Shares Outstanding	11,484,452	4,741,591	8,870,780	1,063,856

Net Asset Value Per Share ($)	13.67	13.66	13.63	13.70

See notes to financial statements.

The Fund 23

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

Investment Income ($):
Income:
Interest	13,296,009
Cash dividends:
Unaffiliated issuers	316,888
Affiliated issuers	293,247
Total Income	13,906,144
Expenses:
Management fee—Note 3(a)	1,378,201
Distribution fees—Note 3(b)	650,037
Shareholder servicing costs—Note 3(c)	579,473
Registration fees	32,281
Prospectus and shareholders’ reports	27,479
Professional fees	23,269
Custodian fees—Note 3(c)	15,315
Directors’ fees and expenses—Note 3(d)	9,681
Commitment fees	701
Miscellaneous	28,649
Total Expenses	2,745,086
Less—expense reduction in custody fees
due to earnings credits—Note 1(b)	(2,779)
Net Expenses	2,742,307
Investment Income—net	11,163,837

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	641,920
Net unrealized appreciation (depreciation) on investments	(3,384,443)
Net Realized and Unrealized Gain (Loss) on Investments	(2,742,523)
Net Increase in Net Assets Resulting from Operations	8,421,314

See notes to financial statements.
24

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Operations ($):
Investment income—net	11,163,837	24,448,576
Net realized gain (loss) on investments	641,920	1,036,037
Net unrealized appreciation
(depreciation) on investments	(3,384,443)	(1,048,173)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,421,314	24,436,440

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(5,716,942)	(12,173,960)
Class B shares	(2,236,175)	(4,404,439)
Class C shares	(4,229,271)	(8,989,731)
Class R shares	(513,684)	(843,201)
Total Dividends	(12,696,072)	(26,411,331)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	25,024,339	82,171,216
Class B shares	2,399,076	13,182,240
Class C shares	6,600,909	42,135,221
Class R shares	1,848,391	5,061,404
Dividends reinvested:
Class A shares	4,280,163	7,731,361
Class B shares	1,135,530	2,228,325
Class C shares	1,970,930	3,980,341
Class R shares	225,314	486,566
Cost of shares redeemed:
Class A shares	(32,874,574)	(111,560,493)
Class B shares	(8,240,406)	(14,423,072)
Class C shares	(26,550,850)	(59,949,019)
Class R shares	(1,000,675)	(3,149,062)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(25,181,853)	(32,104,972)
Total Increase (Decrease) in Net Assets	(29,456,611)	(34,079,863)

Net Assets ($):
Beginning of Period	386,621,335	420,701,198
End of Period	357,164,724	386,621,335
Undistributed investment income—net	726,738	2,258,973

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

Capital Share Transactions:
Class A [a]
Shares sold	1,842,370	5,893,179
Shares issued for dividends reinvested	316,167	558,541
Shares redeemed	(2,422,875)	(8,035,927)
Net Increase (Decrease) in Shares Outstanding	(264,338)	(1,584,207)

Class B [a]
Shares sold	176,887	945,418
Shares issued for dividends reinvested	83,608	160,934
Shares redeemed	(607,800)	(1,044,806)
Net Increase (Decrease) in Shares Outstanding	(347,305)	61,546

Class C
Shares sold	487,841	3,018,611
Shares issued for dividends reinvested	145,774	288,070
Shares redeemed	(1,963,780)	(4,340,256)
Net Increase (Decrease) in Shares Outstanding	(1,330,165)	(1,033,575)

Class R
Shares sold	135,812	364,516
Shares issued for dividends reinvested	16,598	35,011
Shares redeemed	(73,598)	(226,260)
Net Increase (Decrease) in Shares Outstanding	78,812	173,267

[a]	During the period ended February 28, 2006, 44,955 Class B shares representing $610,662 were automatically converted to 44,948 Class A shares and during the period ended August 31, 2005, 66,274 Class B shares representing $913,627 were automatically converted to 66,249 Class A shares.
See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

28

The Fund 29

FINANCIAL HIGHLIGHTS (continued)
30

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier High Income Fund (the “fund”) is a separate diversified series of Dreyfus Bond Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to maximize total return consistent with capital preservation and prudent risk management.The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Shenkman Capital Management, Inc. (“Shenkman”) serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Effective on March 1, 2006, Class A shares of the fund may be purchased at net asset value (“NAV”) without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.
  With the cash proceeds from an investor’s exercise of employment- related stock options, whether invested in the fund directly or indi- rectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relat- ing to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credit from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the fund on the ex-dividend date.The fund declares and pays dividends from investment income-net monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On February 28, 2006, the Board of Directors declared a cash dividend per share of $.075 for Class A, $.070 for Class B, $.067 for Class C and $.078 for Class R from undistributed investment income-net, payable on March 1, 2006 (ex-dividend date) to shareholders of record as of the close of business on February 28, 2006.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $2,747,539 available for federal income tax purposes to be applied against future net secu-

rities profits, if any, realized subsequent to August 31, 2005. If not applied, $591,715 of the carryover expires in fiscal 2012 and $2,155,824 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005, were as follows: ordinary income $26,411,331. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Shenkman, Dreyfus pays Shenkman a fee payable monthly at the annual rate of .30% of the value of the fund’s average daily net assets.

During the period ended February 28, 2006, the Distributor retained $15,709 from commissions earned on sales of the fund’s Class A shares, and $108,550 and $12,161 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2006, Class B and Class C shares were charged $165,917 and $484,120, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2006, Class A, Class B and Class C shares were charged $197,943, $82,958 and $161,374, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2006, the fund was charged $67,152 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement to provide custodial services for the fund. During the period ended February 28, 2006, the fund was charged $15,315 pursuant to the custody agreement.

During the period ended February 28, 2006, the fund was charged $1,911 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $206,262, Rule 12b-1 distribution plan fees $95,081, shareholder services plan fees $66,014, custodian fees $2,059, chief compliance officer fees $1,592 and transfer agency per account fees $21,980.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests it available cash in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2006, amounted to $84,813,010, and $112,816,197, respectively.

At February 28, 2006, accumulated net unrealized appreciation on investments was $7,537,647, consisting of $9,430,714 gross unrealized appreciation and $1,893,067 gross unrealized depreciation.

At February 28, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective on or about June 1, 2006, the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT(Unaudited)

At a meeting of the Board of Directors held on November 14, 2005, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services, and of the Manager’s Sub-Investment Advisory Agreement with Shenkman Capital Management (“SCM”), pursuant to which SCM provides day-to-day management of the Fund’s portfolio.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund by the Manager pursuant to its Management Agreement, and by SCM pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board members also reviewed the number of shareholder accounts in the fund and the fund’s asset size.

The Board members also considered the Manager’s and SCM’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure, as well as the Manager’s supervisory activities over SCM.

Comparative Analysis of the Fund’s Performance, Management Fee, and Expense Ratio. The Board members reviewed the fund’s performance, management fee, and expense ratio and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages. The group of comparable funds previously was approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category (the “High Yield Debt Funds” category) as the fund.The Board members discussed the results of the comparisons for various periods ended September 30, 2005.The Board noted that the Fund’s yield performance and total return performance were lower than the applicable comparison group and Lipper category averages for the 1-year and 2-year periods.

In connection with the review of relative fund performance, the Board members considered the Fund’s investment process and how the Fund has been marketed to and through intermediaries and to investors. Representatives of the Manager confirmed that the Fund has been, and continues to be, marketed based on SCM’s investment process, and composite performance record and default history. These representatives also noted that the Fund was structured to be a more conservative high yield offering with the express objective of seeking high total return to the extent consistent with prudent investment risk. The Board members determined that consideration should be given to the fund’s design, SCM’s investment process, how the fund has been marketed, and that the Board also has not had the benefit of a full credit cycle against which to assess relative performance.The Board members further noted that SCM’s management of the Fund has been consistent with the prospectus mandate, the manner in which the fund has been marketed, and the disclosures made in connection therewith.The Board also noted the fund’s substantial asset growth since its inception and relatively stable asset size as suggesting acceptance of the Fund and its process among intermediaries and investors.

The Fund 39

I N FO R M AT I O N A B O U T T H E	R E V I E W A N D	A P P R OVA L	O F T H E
F U N D ’ S M A N A G E M E N T	A G R E E M E N T	( U n a u d i t e d )	( c o n t i n u e d )

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group. The Board members noted that the fund’s management fee was higher than the majority of the fees for the comparison group funds and that the fund’s total expense ratio was higher than the comparison group average and lower than the Lipper category average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the mutual funds managed by the Manager or its affiliates reported in the same Lipper category as the fund (the “Similar Funds”).The Manager’s representatives also reviewed the fees paid by institutional separate accounts managed by SCM (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”) that have similar investment objectives and policies as the fund.The Manager does not manage any high yield institutional separate accounts. The Manager’s representatives explained the nature of each Similar Account and the differences, from Dreyfus’s and SCM’s perspective (as applicable), in management of such Similar Accounts as compared to management of the fund.The Board members noted that, among the fees paid to Dreyfus or its affiliates by Similar Funds, one Similar Fund had a unitary fee structure and a lower unitary fee rate than the Fund, that two Similar Funds with a lower management fee than the Fund each were designed exclusively for private wealth clients as part of a private asset management program, and that one Similar Fund that did not have a management fee was available on a restricted basis only under a Dreyfus proprietary wrap fee program for which an advisory fee was charged separately. The Board also noted that the fees paid by Separate Accounts were lower than the fund’s management fee and the Manager’s representatives advised the Board that each Separate Account reflected SCM’s independent pricing and cost structures.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management and sub-advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that economies of scale also could be appropriately shared with shareholders through an adviser’s reinvestment of money back into its business for the benefit of shareholders. The Board members also considered potential benefits to the Manager and SCM from acting as investment adviser and sub-investment adviser, and noted there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including

The Fund 41

I N FO R M AT I O N A B O U T T H E	R E V I E W A N D	A P P R OVA L	O F T H E
F U N D ’ S M A N A G E M E N T	A G R E E M E N T	( U n a u d i t e d )	( c o n t i n u e d )

the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager and SCM are adequate and appropriate.
  With respect to the fund’s overall performance, the Board emphasized SCM’s presentations at the meeting and at prior Board meetings regarding SCM’s proprietary process for managing the fund, the fund’s investment objective and portfolio composition, the fund’s suitability profile, how it was marketed to intermediaries and investors, and the fund’s success in gathering and retaining assets, as significant factors in re-approving the fund’s management agreement and the sub-advisory agreement with SCM.
  The Board concluded, taking into account the factors discussed above, that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager and SCM from their respective relationships with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement, and Sub-Advisory Agreement with SCM, was in the best interests of the fund and its shareholders.

The Fund 43

NOTES

For More Information

Dreyfus Premier	Custodian

High Income Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Shenkman Capital Management, Inc.	Distributor

461 Fifth Avenue
Dreyfus Service Corporation
New York, NY 10017
200 Park Avenue

New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	April 28, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	April 28, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)